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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): June 26, 1997



                           CAPITAL CORP OF THE WEST
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            (Exact name of registrant as specified in its charter)

        CALIFORNIA                 0-27384                   77-0405791
  ----------------------      -------------------     ----------------------
  State of Incorporation      Commission File No.     IRS Employer ID Number


          1160 WEST OLIVE AVENUE, SUITE A, MERCED, CALIFORNIA 95348
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    Address, including zip code, of registrant's principal executive office


                                (209) 725-2200
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              Registrant's telephone number, including area code


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ITEM 5.   OTHER EVENTS.

          See attached press release.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this current report to be signed on its behalf by the undersigned duly authorized person.


     Date: June 26, 1997         Capital Corp of the West



                                  By: /s/ Thomas T. Hawker
                                      -------------------------------
                                      Its President and Chief Executive Officer




                                       2


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                                                                    NEWS RELEASE
                                                                    ------------

CONTACT:
Capital Corp of the West/County Bank
Thomas Hawker or Janey Boyce
(209) 725-2200

Bank of America
Harvey Radin
(415) 622-6320

                 CAPITAL CORP OF THE WEST/COUNTY BANK TO ACQUIRE
                         THREE BANK OF AMERICA BRANCHES

     MERCED, June 26, 1997 -- Capital Corp of the West/County Bank and Bank of America today jointly announced that three BofA branches in the cities of Dos Palos, Livingston and Mariposa will be acquired by Capital Corp's subsidiary, County Bank. This acquisition is subject to approval by federal and state regulators of Capital Corp and County Bank, after which detailed information will be sent to each customer.

     "The purchase of the local branches by County Bank will ensure continuity of banking services for the three communities," said Bank of America District Manager, Mike Petermann.

     He described the sale as part of an effort by BofA to adjust its retail banking franchise. "Like any retailer, we continually evaluate our business to allocate our resources as effectively as possible. This is a dynamic, ongoing process in which we may sell or consolidate locations -- as well as open new facilities -- as market circumstances require."

     According to Petermann, the fact that BofA does not have extensive retail operations in these three areas was a key consideration in its decision to sell the branches. By reallocating some of its resources, Bank of America feels it will be able to best serve the majority of its customers.

     Founded in 1977, County Bank currently operates nine full service branches in: Merced, Atwater, Los Banos, Hilmar, Turlock, Modesto and Sonora. A tenth office is approved for a scheduled opening late this year in Madera. As of March 31, 1997, County Bank's assets totaled $255 million. Capital Corp of the West, County Bank's holding company, had consolidated assets of $286 million.

     "We're very pleased to welcome Bank of America customers and employees in these three communities to our banking family," said Tom Hawker, President of County Bank and Capital Corp of the West. "As a local community bank, we're committed to supporting the growth of our communities through quality customer service and our full range of banking products. County Bank and Bank of America are mutually committed to a smooth transition as customer accounts are transferred from BofA to County Bank."


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